Q3 2026 Earnings Release October 28, 2026

2Littelfuse, Inc. © 2026 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. (“Littelfuse” or the “Company”) and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission (the “SEC”), which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. The statements in this presentation that are not historical facts are intended to constitute “forward-looking statements” entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; the risk that expected benefits, synergies and growth prospects of our acquisitions may not be achieved in a timely manner, or at all; and other risks which may be detailed in the Company’s SEC filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward- looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2025. Further discussion of the risk factors of the Company can be found under the caption “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2025, and in other filings and submissions with the SEC, each of which is available free of charge on the Company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The Company does not undertake any obligation to update, amend or clarify these forward- looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted net sales, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow conversion, net debt, consolidated EBITDA, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the appendix. The Company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position and enhance an investor’s overall understanding of its core financial performance. The Company believes that free cash flow is a useful measure of its ability to generate cash. The Company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

3Littelfuse, Inc. © 2026 Our Long-Term Strategic Priorities Sharpened Focus on Growth Opportunities Partnering with Market Leaders Enhancing Operational Excellence

4Littelfuse, Inc. © 2026 Unrivaled Ability to Provide Protection Across Electrical Ecosystem at a Global Scale

5Littelfuse, Inc. © 2025 Q3 2026 FINANCIAL SUMMARY 6

Q3 2026 TOTAL COMPANY

FINANCIAL PERFORMANCE



Revenue
$767 *
$625
Q3-26
Q3-25

	Q3-26	Q3-25
GAAP EPS	$4.49	$2.77
Adj. EPS	$5.79	$2.95
Adj. EBITDA%	28.4%^	21.5%

Note includes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee recorded as a reduction of semiconductor net sales

^Note adjusted EBITDA margin is calculated based on the adjusted net sales amount that removes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee to improve comparability in these margins with prior period financial results.

See appendix for GAAP to non-GAAP reconciliation

- Revenue of $767m, +23% reported and +22% organic vs. PY
  - Includes a -5% impact related to a one-time Dortmund contract amendment fee of $28.5m
  - +6% from Basler acquisition; FX neutral
- Adj. EBITDA Margin of 28.4%, +690 bps vs. PY
- GAAP diluted EPS of $4.49, +62% vs. PY
- Adj. EPS of $5.79, +96% vs. PY
- Q3 Op cash flow $230m; FCF of $216m, +64% vs. PY
  - YTD FCF conversion of 146%

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7Littelfuse, Inc. © 2026 Q3 2026 SALES & ADJ. EPS BRIDGE (in millions) See appendix for GAAP to non-GAAP reconciliation Adjusted EBITDA Conversion is calculated as the year-over-year change in Adjusted EBITDA divided by the year-over-year change in adjusted net sales. See the appendix for GAAP to non-GAAP reconciliations of Adjusted EBITDA and adjusted net sales Other includes the unfavorable impact of 3Q26 stock & variable compensation true-up, lower adjusted effective tax rate, higher share count, & impact of other non-operating expenses *Note includes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee recorded as a reduction of semiconductor net sales ^Adjusted operating margin and adjusted EBITDA margin are calculated based on the adjusted net sales amount that removes the one-time Dortmund contract amendment fee of $28.5 million to improve comparability in these margins with prior period financial results

Q3 2026 ELECTRONICS SEGMENT

FINANCIAL PERFORMANCE



Revenue
$426 *
$357
Q3-26
Q3-25

	Q3-26	Q3-25
Op Margin	24.0%	17.8%
Adj. EBITDA%	33.1%^	24.0%

(in millions)

- Revenue of $426m, +27% organic vs. PY
  - Passive products +30% organic
  - Semiconductors +24% organic
- Reported sales include a $28.5m one-time Dortmund contract amendment fee
  - Fee recorded as a reduction of semiconductor net sales
- Strong growth in passive products, protection and power semiconductor volumes
- Q3 Adj. EBITDA margin 33.1%, +910 bps vs. PY
  - Volume leverage, operational execution, and favorable price and product mix

**Note includes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee recorded as a reduction of semiconductor net sales*

^Note adjusted EBITDA margin is calculated based on the adjusted net sales amount that removes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee to improve comparability in these margins with prior period financial results

See appendix for GAAP to non-GAAP reconciliation

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9Littelfuse, Inc. © 2026 Q3 2026 TRANSPORTATION SEGMENT FINANCIAL PERFORMANCE  Revenue of $183m, +7% reported and +7% organic vs. PY  Commercial vehicle +20% organic  Improved truck, data center, material handling, construction, and agricultural equipment demand  Passenger vehicle (5)% organic  Content gains more than offset by lower yr/yr global passenger vehicle production & sensor declines  Q3 Adj. EBITDA margin 19.6%, +280 bps vs PY  Improved commercial vehicle volume leverage and operational execution Op Margin 15.0% 11.8% Adj. EBITDA% 19.6% 16.8% $183 $171 Q3-26 Q3-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

10Littelfuse, Inc. © 2026 Q3 2026 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE  Revenue of $158m, +65% reported and +27% organic vs. PY  Continued strong data center, BESS, industrial automation, and construction demand  Basler acquisition, +38% contribution  Driven by strong grid & utility and data center infrastructure demand  Q3 Adj. EBITDA margin 25.2%, +450 bps vs PY  Favorable volume leverage, operational efficiencies, price, and product mix Op Margin 21.1% 17.6% Adj. EBITDA% 25.2% 20.7% $158 $96 Q3-26 Q3-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

11Littelfuse, Inc. © 2026 Q4 2026 GUIDANCE  Entered Q4 with momentum following record Q3 bookings  Focused on execution of strategic priorities  Q4 sales guidance: $750m - $770m  +28% yr/yr; +21% organic  +6% yr/yr growth from the Basler acquisition  +1% yr/yr FX impact  Adj. EPS $5.05 - $5.25  +91% yr/yr at the midpoint  Expected adj. effective tax rate of ~24% (in millions) $750 - $770 $767* $594 Q4-26 Guidance Q3-26 Q4-25 Revenue Adj. EPS $5.05- $5.25 $5.79 $2.69 GAAP EPS $4.49 ($9.72) See appendix for GAAP to non-GAAP reconciliation *Note includes the previously disclosed $28.5 million (€24.6 million) one-time Dortmund contract amendment fee recorded as a reduction of semiconductor net sales

12Littelfuse, Inc. © 2026 Q4 2026 SALES & ADJ. EPS GUIDANCE BRIDGE Note Q4 2026 represents guidance midpoints (in millions) See appendix for GAAP to non-GAAP reconciliation Note Other includes the impact of higher stock & variable compensation, higher adjusted effective tax rate, higher share count, & impact of other non-operating expenses

13Littelfuse, Inc. © 2026 FULL YEAR 2026 CONSIDERATIONS / EXPECTATIONS 18% 2025 REVENUE BY END MARKET 2026 Key End Market Expectations

14Littelfuse, Inc. © 2026 APPENDIX

SUPPLEMENTAL FINANCIAL INFORMATION

Non-GAAP EPS reconciliation

	Q3-26	Q3-25	YTD-26	YTD-25
GAAP diluted EPS	$ 4.49	$ 2.77	$ 10.94	$ 6.82
EPS impact of Non-GAAP adjustments (below)	1.30	0.18	2.35	1.17
Adjusted diluted EPS	$ 5.79	$ 2.95	$ 13.29	$ 7.99

Non-GAAP adjustments - expense / (income)

	Q3-26	Q3-25	YTD-26	YTD-25
One-time customer contract amendment fee (a) ("One-time amendment fee")	$ 28.5	$ —	$ 28.5	$ —
Acquisition-related and integration costs (b)	3.5	1.4	5.0	3.0
Purchase accounting inventory adjustments (c)	—	—	5.4	(0.5)
Restructuring, impairment and other charges (d)	6.2	1.6	33.6	13.2
Loss on sale of the Marine business (e)	—	0.3	—	0.3
Non-GAAP adjustments to operating income	38.2	3.3	72.5	16.0
Other income, net (f)	—	—	2.7	—
Non-operating foreign exchange loss (gain)	1.7	0.2	(0.9)	15.5
Non-GAAP adjustments to income before income taxes	39.9	3.5	74.3	31.5
Income taxes (g)	6.6	(1.0)	14.2	2.2
Non-GAAP adjustments to net income	$ 33.3	$ 4.5	$ 60.1	$ 29.3
Total EPS impact	$ 1.30	$ 0.18	$ 2.35	$ 1.17

Note: Total will not always foot due to rounding.
(a) Reflected as a reduction in net sales of $28.5 million for a one-time customer contract amendment fee in the Electronics-Semiconductor business. The Amendment is intended to further support the Company's semiconductor strategy by enhancing strategic flexibility, accelerating and simplifying certain legacy contractual arrangements and increasing the Company's ability to optimize the Dortmund Semiconductor GmbH asset over time.
(b) Reflected in selling, general and administrative expenses.
(c) Reflected in cost of sales.
(d) Reflected in restructuring, impairment and other charges.
(e) 2025 amount reflected $0.3 million loss related to the sale of the Marine business within the Transportation segment.
(f) 2026 included the reversal of an indemnification receivable of $2.7 million related to lapses in the statute of limitations for previously unrecognized tax benefits recognized in the first quarter of 2026.
(g) Reflected the tax impact associated with the non-GAAP adjustments including a one-time tax benefit of $3.3 million associated with the dissolution of one of the Company's affiliates in the third quarter of 2026 and $2.7 million of tax benefits due to lapses in the statute of limitations for previously unrecognized tax benefits recognized in the first quarter of 2026.

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16Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted operating margin / Adjusted EBITDA reconciliation (in millions) Q3-26 Q3-25 YTD-26 YTD-25 Net income $ 115.4 $ 69.5 $ 279.9 $ 170.4 Add: Income taxes 34.8 25.2 84.1 62.4 Interest expense 5.7 8.6 18.4 26.0 Foreign exchange loss (gain) 1.7 0.2 (0.9) 15.5 Other income, net (4.2) (6.1) (7.3) (14.0) GAAP operating income $ 153.4 $ 97.4 $ 374.2 $ 260.3 Non-GAAP adjustments to operating income 38.2 3.3 72.5 16.0 Adjusted operating income $ 191.5 $ 100.7 $ 446.7 $ 276.3 Amortization of intangibles 14.6 15.0 45.9 44.2 Depreciation expense 19.8 18.6 58.6 56.4 Adjusted EBITDA $ 225.9 $ 134.3 $ 551.2 $ 376.9 Net sales $ 766.7 $ 624.6 $ 2,162.5 $ 1,792.4 One-time amendment fee 28.5 — 28.5 — Adjusted net sales $ 795.2 $ 624.6 $ 2,191.0 $ 1,792.4 Net income as a percentage of net sales 15.1% 11.1% 12.9% 9.5 % Operating margin 20.0% 15.6% 17.3% 14.5 % Adjusted operating margin (1) 24.1% 16.1% 20.4% 15.4 % Adjusted EBITDA margin (1) 28.4% 21.5% 25.2% 21.0 % Note: Total will not always foot due to rounding. (1) Adjusted operating margin and adjusted EBITDA margin are calculated based on the adjusted net sales amount that removes the one-time customer contract amendment fee of $28.5 million to improve comparability in these margins with prior period financial results.

17Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Electronics segment adjusted net sales reconciliation Q3-26 Electronics - Passive Products and Sensors Electronics - Semiconductor Total Electronics Net sales $ 238.8 $ 187.4 $ 426.2 Add: One-time amendment fee — 28.5 28.5 Adjusted net sales $ 238.8 $ 215.9 $ 454.7 YTD-26 Electronics - Passive Products and Sensors Electronics - Semiconductor Total Electronics Net sales $ 639.3 $ 556.1 $ 1,195.4 Add: One-time amendment fee — 28.5 28.5 Adjusted net sales $ 639.3 $ 584.6 $ 1,223.9 Electronics segment adjusted operating income reconciliation Q3-26 YTD-26 GAAP operating income $ 102.4 $ 259.5 Add: One-time amendment fee 28.5 28.5 Adjusted operating income $ 130.9 $ 288.0

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Adjusted EBITDA by Segment (in millions)	**Q3-26**			**Q3-25**		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$ 102.4	$ 27.3	$ 33.3	$ 63.6	$ 20.2	$ 16.9
Add:						
One-time amendment fee	28.5	—	—	—	—	—
Add back amortization	7.6	2.7	4.3	10.2	3.4	1.4
Add back depreciation	12.0	5.6	2.2	12.0	5.1	1.5
Adjusted EBITDA	$ 150.5	$ 35.6	$ 39.8	$ 85.8	$ 28.7	$ 19.8
Adjusted EBITDA Margin (1)	33.1 %	19.6 %	25.2 %	24.0 %	16.8 %	20.7 %
Adjusted Operating Margin (1)	28.8 %					

Net sales (in thousands)	**Q3-26**			**Q3-25**		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
Electronics – Passive Products and Sensors	$ 238,796	$ —	$ —	$ 183,384	$ —	$ —
Electronics – Semiconductor	187,443	—	—	174,073	—	—
Commercial Vehicle Products	—	96,040	—	—	80,272	—
Passenger Car Products	—	73,319	—	—	75,636	—
Automotive Sensors	—	13,284	—	—	15,403	—
Industrial Products	—	—	157,847	—	—	95,872
Total	$ 426,239	$ 182,643	$ 157,847	$ 357,457	$ 171,311	$ 95,872

Note: Total will not always foot due to rounding.

(1) Adjusted operating margin and adjusted EBITDA margin are calculated based on the adjusted net sales amount that removes the one-time customer contract amendment fee of $28.5 million to improve comparability in these margins with prior period financial results.

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SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Adjusted EBITDA by Segment (in millions)	**YTD-26**			**YTD-25**		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$ 259.5	$ 77.1	$ 81.6	$ 160.3	$ 67.2	$ 48.9
Add:						
One-time amendment fee	28.5	—	—	—	—	—
Add back amortization	24.2	8.9	12.7	30.1	10.2	3.9
Add back depreciation	36.0	16.2	6.5	35.9	15.9	4.6
Adjusted EBITDA	$ 348.2	$ 102.2	$ 100.8	$ 226.3	$ 93.3	$ 57.3
Adjusted EBITDA Margin (1)	28.5 %	19.1 %	23.4 %	22.6 %	18.2 %	20.5 %
Adjusted Operating Margin (1)	23.5 %					

Net sales (in thousands)	**YTD-26**			**YTD-25**		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
Electronics – Passive Products and Sensors	$ 639,298	$ —	$ —	$ 501,043	$ —	$ —
Electronics – Semiconductor	556,136	—	—	499,329	—	—
Commercial Vehicle Products	—	265,538	—	—	244,301	—
Passenger Car Products	—	226,059	—	—	220,822	—
Automotive Sensors	—	43,838	—	—	47,450	—
Industrial Products	—	—	431,610	—	—	279,415
Total	$ 1,195,434	$ 535,435	$ 431,610	$ 1,000,372	$ 512,573	$ 279,415

Note: Total will not always foot due to rounding.

(1) Adjusted operating margin and adjusted EBITDA margin are calculated based on the adjusted net sales amount that removes the one-time customer contract amendment fee of $28.5 million to improve comparability in these margins with prior period financial results.

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20Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (2) Passenger vehicle business (PVB) includes passenger car and auto sensor products. Net sales reconciliation Q3-26 vs. Q3-25 Electronics Transportation Industrial Total Net sales growth 19% 7% 65% 23 % Less: One-time amendment fee (8)% — % — % (5)% Acquisitions — % — % 38% 6 % FX impact — % — % — % — % Organic net sales growth 27% 7% 27% 22 % Electronics segment net sales reconciliation Q3-26 vs. Q3-25 Electronics - Passive Products and Sensors Electronics - Semiconductor Total Electronics Net sales growth 30% 8% 19 % Less: One-time amendment fee — % (16)% (8)% FX impact — % — % — % Organic net sales growth 30% 24% 27 % Transportation segment net sales reconciliation Q3-26 vs. Q3-25 Commercial Vehicle Products Passenger Car Products (2) Auto Sensor Products (2) Total Transportation Net sales growth (decline) 20% (3)% (14)% 7 % Less: FX impact — % — % (1)% — % Organic net sales growth (decline) 20% (3)% (13)% 7%

21Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (2) Passenger vehicle business (PVB) includes passenger car and auto sensor products. Net sales reconciliation YTD-26 vs. YTD-25 Electronics Transportation Industrial Total Net sales growth 19% 4% 54% 21 % Less: One-time amendment fee (3)% — % — % (1)% Acquisitions — % — % 37% 6 % FX impact 1% 1% — % 1 % Organic net sales growth 21% 3% 17% 15 % Electronics segment net sales reconciliation YTD-26 vs. YTD-25 Electronics - Passive Products and Sensors Electronics - Semiconductor Total Electronics Net sales growth 28% 11% 19 % Less: One-time amendment fee — % (6)% (3)% FX impact 2% 1% 1 % Organic net sales growth 26% 16% 21 % Transportation segment net sales reconciliation YTD-26 vs. YTD-25 Commercial Vehicle Products Passenger Car Products (2) Auto Sensor Products (2) Total Transportation Net sales growth (decline) 9% 2% (8)% 4 % Less: FX impact 1% 1% 3% 1 % Organic net sales growth (decline) 8% 1% (11)% 3%

22Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Income tax reconciliation (in millions) Q3-26 Q3-25 YTD-26 YTD-25 Income taxes $ 34.8 $ 25.2 $ 84.1 $ 62.4 Effective rate 23.2% 26.6% 23.1% 26.8 % Non-GAAP adjustments - income taxes 6.6 (1.0) 14.2 2.2 Adjusted income taxes $ 41.4 $ 24.2 $ 98.3 $ 64.6 Adjusted effective rate 21.8% 24.6% 22.4% 24.5 % Free cash flow reconciliation Q3-26 Q3-25 YTD-26 YTD-25 Net cash provided by operating activities $ 230.1 $ 146.9 $ 456.6 $ 295.1 Less: Purchases of property, plant, and equipment (14.5) (15.7) (47.5) (48.7) Free cash flow $ 215.7 $ 131.2 $ 409.2 $ 246.4 Free cash flow conversion Q3-26 Q3-25 YTD-26 YTD-25 Net income $ 115.4 $ 69.5 $ 279.9 $ 170.4 Free cash flow 215.7 131.2 409.2 246.4 Free cash flow conversion 187% 189% 146% 145%

23Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D * Our Credit Agreement and Private Placement Senior Notes with maturities ranging from 2027 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage Ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement was amended in Q1 2026 and now allows to add restructuring charges and business optimization expenses in addition to the prior credit agreement. (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters. Consolidated Total Debt (in millions) As of September 26, 2026 Consolidated total debt $ 629.9 Unamortized debt issuance costs 3.1 Finance lease liability 0.1 Consolidated funded indebtedness 633.1 Cash held in U.S. (up to $400 million) 195.8 Net debt $ 437.3 Consolidated EBITDA (in millions) Twelve Months Ended September 26, 2026 Net Income $ 37.7 Interest expense 26.7 Income taxes 96.9 Depreciation expense 77.1 Amortization expense 61.4 Non-cash additions: Stock-based compensation expense 29.0 Purchase accounting inventory step-up charge 6.4 Unrealized loss on investments 1.7 Impairment charges 316.6 Other 18.0 Consolidated EBITDA (1) $ 671.5 Consolidated Net Leverage Ratio (as defined in the Credit Agreement) * 0.7x

24Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Note: Total will not always foot due to rounding. (a) Reflected in selling, general and administrative expenses ("SG&A"). (b) Reflected in cost of sales. (c) Reflected in restructuring, impairment and other charges. In the fourth quarter of 2025, the Company recorded a $301.2 million non-cash goodwill impairment charge related to the Electronics-Semiconductor reporting unit within the Electronics segment. The Company recognized impairment charges of $0.5 million and $0.4 million related to certain machinery and equipment in the commercial vehicle business within the Transportation segment and the electronics products business within the Electronics segment, respectively. (d) 2025 included $0.6 million increase in coal mining reserves. (e) Reflected the tax impact associated with the non-GAAP adjustments. Non-GAAP EPS reconciliation Q4-25 GAAP (loss per share) / diluted EPS $ (9.72) EPS impact of Non-GAAP adjustments (below) 12.41 Adjusted diluted EPS $ 2.69 Non-GAAP adjustments - (income) / expense Q4-25 Acquisition-related and integration costs (a) $ 2.4 Purchase accounting inventory adjustments (b) 1.1 Restructuring, impairment and other charges (c) 306.9 Non-GAAP adjustments to operating income 310.4 Other income, net (d) 0.6 Non-operating foreign exchange loss 1.1 Non-GAAP adjustments to income before income taxes 312.2 Income taxes (e) 2.4 Non-GAAP adjustments to net income $ 309.8 Total EPS impact $ 12.41